Exhibit 12.2

Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Brian Tienzo, Principal Financial and Accounting Officer, certify that:

1.	I have reviewed this Annual Report on Form 20-F of Golar LNG Partners LP (“Golar Partners”);

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Golar Partners as of, and for, the periods presented in this report;

4.
Golar Partners' other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Golar Partners and have:

a)
designed under our supervision, to ensure that material information relating to Golar Partners, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
Evaluated the effectiveness of Golar Partners' disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)
Disclosed in this report any change in Golar Partners' internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, Golar Partners' internal control over financial reporting; and

5.
Golar Partners' other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Golar Partners' auditors and the audit committee of Golar Partners' board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Golar Partners' ability to record, process, summarize and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in Golar Partners' internal control over financial reporting.

Dated: April 30, 2013

GOLAR LNG PARTNERS LP

By:	/s/Brian Tienzo
Name: Brian Tienzo
Title: Principal Financial and Accounting Officer